Exhibit 10.1

THIRD AMENDMENT TO

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 12, 2020 is made by and among FREEDOMROADS, LLC, a Minnesota limited liability company (the “Company”), each of the Subsidiaries of the Company party hereto as borrowers (together with the Company, collectively, the “Borrowers”, and each individually, a “Borrower”), FREEDOMROADS INTERMEDIATE HOLDCO, LLC, a Minnesota limited liability company (“FRI”), and each of the Subsidiaries of the Company party hereto as guarantors (collectively, the “Subsidiary Guarantors”, and together with FRI, collectively, the “Guarantors”, and each individually, a “Guarantor”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Seventh Amended and Restated Credit Agreement dated as of December 12, 2017 (as previously amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers various credit facilities (capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and

WHEREAS, the Borrowers anticipate that the global economy and their business will be affected by the COVID-19 virus epidemic and related governmental orders;

WHEREAS, the Borrowers have requested the Administrative Agent and the Lenders to amend the Credit Agreement, as set forth herein, in order to provide some relief to Borrowers and their business; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)               The following definitions are added to Section 1.02 of the Credit Agreement, in the appropriate alphabetical order:

“Applicable FLAIR Maximum Percentage” means: (a) at all times prior to the FLAIR Expansion Period, 20%, (b) during the FLAIR Expansion Period, 30%, and (c) at all times after the FLAIR Expansion Period, 20%.

“Current Ratio Relief Notice” has the meaning specified in Section 7.22.

“Current Ratio Reduction Period” means the period from the first day after the Request Month through the last day of the fourth month following the Request Month.

“FLAIR Expansion Period” means the period from the Third Amendment Effective Date through August 31, 2020.

“Request Month” has the meaning specified in Section 7.22.

“Revolving Credit Restriction Period” means the period from the Third Amendment Effective Date through July 31, 2020.

“Third Amendment” means that certain Third Amendment to Seventh Amended and Restated Credit Agreement dated as of May 12, 2020 among the Company, the other Borrowers parties thereto, FRI, the Subsidiary Guarantors parties thereto, the Administrative Agent and the Lenders parties thereto.

“Third Amendment Effective Date” has the meaning assigned thereto in the Third Amendment.

(b)               The definition of “Floor Plan Applicable Rate”, in Section 1.02 of the Credit Agreement, is amended in its entirety so that, as amended, it reads as follows:

“Floor Plan Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Current Ratio as set forth below:

(a)       at all times, except during the Current Ratio Reduction Period:

Floor Plan Applicable Rate
Pricing Level	Consolidated Current Ratio	Floating LIBOR Rate Loans	Base Rate Loans
I	Greater than 1.250 to 1.000	2.05%	0.55%
II	Greater than 1.220 to 1.000 but less than or equal to 1.250 to 1.000	2.15%	0.65%
III	Greater than 1.200 to 1.000 but less than or equal to 1.220 to 1.000	2.35%	0.85%
IV	Less than or equal to 1.200 to 1.000	2.50%	1.00%

and

(b)       at all times during the Current Ratio Reduction Period:

Floor Plan Applicable Rate
Pricing Level	Consolidated Current Ratio	Floating LIBOR Rate Loans	Base Rate Loans
I	Greater than 1.250 to 1.000	2.05%	0.55%
II	Greater than 1.220 to 1.000 but less than or equal to 1.250 to 1.000	2.15%	0.65%
III	Greater than 1.200 to 1.000 but less than or equal to 1.220 to 1.000	2.35%	0.85%
IV	Greater than or equal to 1.180 to 1.000 but less than or equal to 1.200 to 1.000	2.50%	1.00%
V	Less than 1.180 to 1.000	3.00%	1.50%

provided, in each case, that (i) commencing on the Effective Date, the Applicable Rate for Floor Plan Loans will be 2.15% in the case of Floor Plan Loans that are Floating LIBOR Rate Loans, and 0.65% in the case of Floor Plan Loans that are Base Rate Loans and (ii) commencing in January 2018, the Applicable Rate for any month shall be determined by reference to the applicable grid above and the Consolidated Current Ratio as set forth in the most recent monthly Compliance Certificate (each, a “Monthly Compliance Certificate”) received by the Administrative Agent pursuant to Section 6.02 delivered with the financial statements delivered pursuant to Section 6.01(a) for the monthly period then ended. Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Current Ratio shall become effective as of the first day (the “Rate Change Effective Date”) of the calendar month immediately following the date a Monthly Compliance Certificate is delivered pursuant to Section 6.02 (but, in each case, the resulting Applicable Rate on such Rate Change Effective Date shall be based on the grid in effect on such Rate Change Effective Date, and the Applicable Rate on any subsequent date shall be based on the grid in effect on such date); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level IV (or, during the Current Ratio Relief Period, Pricing Level V) shall apply as of the first day of the calendar month after the date on which such Compliance Certificate was required to have been delivered until the first day of the calendar month after the date a Compliance Certificate is timely delivered (but nothing contained in this definition shall be deemed to waive any Default arising from the failure to deliver any Compliance Certificate when due); provided further that (subject to the preceding proviso) the Floor Plan Applicable Rate for the entire month of January of each calendar year will be determined based on the Consolidated Current Ratio as set forth in the Compliance Certificate as of the last day of November in the previous calendar year. Notwithstanding anything to the contrary contained in this definition, the determination of the Floor Plan Applicable Rate for any period shall be subject to the provisions of Section 2.14(b).

(c)               Section 2.04(c) of the Credit Agreement is amended by deleting the phrase “20% of” and inserting in its place the phrase “the Applicable FLAIR Maximum Percentage multiplied by”.

(d)               The following sub-section (c) is added at the end of Section 2.05 of the Credit Agreement:

    (c)       Notwithstanding anything to the contrary contained in this Agreement, the Lenders shall not make Revolving Credit Loans, and the Borrowers shall not request any Revolving Credit Loans to be made, during the Revolving Credit Restriction Period.

(e)               The following paragraph is added at the end of Section 7.22 of the Credit Agreement:

Notwithstanding the foregoing, the Company shall have a one-time option to request a temporary four-month reduction of the minimum Consolidated Current Ratio levels, as follows: At any time during 2020 or the first seven Business Days of 2021, the Company may deliver an irrevocable written notice (the “Current Ratio Relief Notice”) to the Administrative Agent, requesting the changes in the minimum Consolidated Current Ratio described in clauses (a) – (c), below. The Current Ratio Relief Notice shall also specifically identify the month that will constitute the Request Month for the purposes of this Section (such month specified in the Current Ratio Relief Notice being referred to herein as the “Request Month”); provided that (x) the Request Month must be a month in 2020 and (y) the Request Month and the timing of delivery of the Current Ratio Relief Notice must satisfy the requirements of clause (iii), below. Upon the Administrative Agent’s receipt of the Current Ratio Relief Notice, the minimum Consolidated Current Ratio required pursuant to this Section 7.22, for each of the following dates, shall be:

    (a)       1.160 to 1.000 as of last day of the Request Month and the last day of each of the first two months following the Request Month,

    (b)       1.170 to 1.000 as of the last day of the third month following the Request Month, and

    (c)       1.180 to 1.000 as of the last day of the fourth month following the Request Month and at all times thereafter.

The Borrower (i) may only deliver the Current Ratio Relief Notice in 2020 or during the first seven Business Days of 2021, (ii) may only deliver the Current Ratio Relief Notice once, and (iii) must deliver such notice during, or within seven Business Days after the last day of, the Request Month.

2.             Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement set forth herein shall become effective at the time (the “Third Amendment Effective Date”) when each of the following conditions has been satisfied:

(a)                The Administrative Agent shall have received original counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent, each Guarantor and each Lender; and

(b)               All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.             Consent of the Guarantors; Reaffirmation of Loan Documents. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms. Each Borrower and each Guarantor further reaffirms, ratifies and confirms its respective obligations under each Loan Document to which such Borrower or Guarantor is a party, and agrees that each Loan Document shall remain extant and in full force and effect following the execution and delivery of this Agreement, provided that the Credit Agreement shall be amended as set forth herein. Without limiting the generality of the foregoing, each Borrower and each Guarantor reaffirms:

(a)               its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and

(b)               its obligations as a pledger under the Pledge Agreement, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests (as defined in the Pledge Agreement) and other property constituting Collateral (as defined in the Pledge Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement).

4.             Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)               The representations and warranties made by each Obligated Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Obligated Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)               Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)                The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)               This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e)                No Default or Event of Default has occurred and is continuing.

5.             Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.             Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. All Loan Documents (other than the Credit Agreement) are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.             Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9.             Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.           References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as previously amended, as amended hereby and as further amended, supplemented, restated or amended and restated from time to time in accordance with the terms thereof.

11.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FREEDOMROADS, LLC

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
B & B RV, INC.
BLAINE JENSEN RV CENTERS, LLC
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC
CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC
FOLEY RV CENTER, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS RV, INC.
GARY’S RV CENTERS, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC
MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC
OLINGER RV CENTERS, LLC
RV WORLD, LLC (f/k/a Coachmen of Carolina, LLC)

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BORROWERS, continued:

SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC
TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER
CHARLOTTE, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

GUARANTORS :

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
BLAINE JENSEN RV CENTERS, LLC
B & B RV, INC.
BODILY RV II, INC.
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC
CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
CWRV BROKERS, LLC
CWRV FINANCE, LLC
CWRV QUINCY BROKERS, LLC
CWRV QUINCY FINANCE, LLC
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

GUARANTORS, continued:

F2 CREATIVE, LLC
FOLEY RV CENTER, LLC
FREEDOMCARE INSURANCE SERVICES, LLC
FREEDOMROADS FINANCE COMPANY, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS PROPERTY COMPANY, LLC
FREEDOMROADS RV, INC.
FRI, LLC
GARY’S RV CENTERS, LLC
HART CITY RV CENTER, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC
MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC
OLINGER RV CENTERS, LLC
RV WORLD, LLC(f/k/a Coachmen of Carolina, LLC)
SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC
TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER
CHARLOTTE, INC.
VENTURE OUT RV CENTERS, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

FREEDOMROADS INTERMEDIATE HOLDCO, LLC

By:	/s/ Brent Moody
Typed Name: Brent Moody
Typed Title: President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter

Typed Name:	Christine Trotter
Typed Title:	Assistant Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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LENDERS:

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Curt McGowan

Typed Name:	Curt McGowan
Typed Title:	Sr. Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Adam Sigman

Typed Name:	Adam Sigman
Typed Title:	Executive Director

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Shaun Ross

Typed Name:	Shaun Ross
Typed Title:	Asst. Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Scott

Typed Name:	Andrew Scott
Typed Title:	SVP

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION,
as a Lender

By:	/s/ Tim McKevitt
Typed Name:	Tim McKevitt
Typed Title:	Vice President – Relationship Manager

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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MANUFACTURERS & TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Brendan Kelly
Typed Name:	Brendan Kelly
Typed Title:	VP

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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CIT BANK, N.A.,
as a Lender

By:	/s/ Bruce Fabian
Typed Name:	Bruce Fabian
Typed Title:	Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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WELLS FARGO COMMERCIAL DISTRIBUTION
FINANCE, LLC,
as a Lender

By:	/s/ Thomas M. Adamski
Typed Name:	Thomas M. Adamski
Typed Title:	VP Credit

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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NYCB SPECIALTY FINANCE COMPANY, LLC,
as a Lender

By:	/s/ Mark C. Mazmanian
Typed Name:	Mark C. Mazmanian
Typed Title:	First Senior Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Jerry R. Stockard

Typed Name:	Jerry R. Stockard
Typed Title:	Senior Vice President

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Joel Dixon

Typed Name:	Joel Dixon
Typed Title:	Director

THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

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